Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.11	$0.18	$0.64	$0.29	$0.34	$(0.60)	$(0.11)	$(2.43)
Notable items impact on earnings per share(a)	(0.09)	(0.22)	(0.11)	(0.48)	0.09	(0.72)	(0.19)	(2.14)
Adjusted diluted net earnings per share(a)	$0.20	$0.40	$0.75	$0.77	$0.25	$0.12	$0.08	$(0.29)
Diluted weighted average # of shares outstanding	384.1	387.2	387.5	387.6	387.4	385.8	385.0	378.8

Total Net Sales	$1,934	$2,205	$2,928	$2,521	$1,900	$2,177	$2,753	$2,076
Cost of goods sold	1,691	1,910	2,432	2,055	1,590	1,950	2,473	1,996
Gross Margin	$243	$295	$496	$466	$310	$227	$280	$80
SG&A	94	79	79	90	94	78	78	105
Other operating (income) expense(t)	68	20	24	118	14	391	62	1,170
Operating earnings	$81	$196	$393	$258	$202	$(242)	$140	$(1,195)
Interest expense, net	(49)	(45)	(41)	(31)	(47)	(46)	(43)	(47)
Consolidated foreign currency gain/(loss)	(32)	(79)	(2)	(79)	23	21	(54)	31
Earnings from consolidated companies before income taxes	(7)	70	342	145	176	(271)	52	(1,214)
Provision for (benefit from) income taxes	(50)	4	91	33	46	(52)	69	(289)
Earnings (loss) from consolidated companies	$43	$66	$251	$112	$130	$(219)	$(17)	$(925)
Equity in net earnings (loss) of nonconsolidated companies	(3)	2	(2)	(1)	—	(11)	(23)	(25)
Less: Net earnings (loss) attributable to noncontrolling interests	(2)	—	2	(1)	(1)	3	4	(29)
Net earnings (loss) attributable to Mosaic	$42	$68	$247	$112	$131	$(233)	$(44)	$(921)
After tax Notable items included in earnings	$(35)	$(86)	$(41)	$(185)	$33	$(277)	$(72)	$(810)

Gross Margin Rate	13%	13%	17%	18%	16%	10%	10%	4%

Effective Tax Rate (including discrete tax)	714%	5%	26%	23%	26%	19%	133%	24%
Discrete Tax benefit (expense)	$48	$13	$(29)	$(33)	$—	$(10)	$(16)	$(41)

Depreciation, Depletion and Amortization	$217	$217	$215	$235	$218	$221	$211	$233
Accretion Expense	$12	$12	$13	$11	$15	$13	$16	$17
Share-Based Compensation Expense	$15	$7	$3	$2	$15	$7	$2	$5
Notable Items	$115	$128	$13	$176	$(42)	$347	$69	$1,113
Adjusted EBITDA(b)	$399	$480	$622	$603	$430	$349	$366	$202

Net cash provided by (used in) operating activities	$(71)	$807	$524	$150	$(176)	$507	$486	$278
Cash paid for interest (net of amount capitalized)	11	78	9	76	11	92	14	86
Cash paid for income taxes (net of refunds)	13	14	(13)	(48)	94	10	11	(70)
Net cash used in investing activities	$(1,220)	$(197)	$(244)	$(284)	$(329)	$(359)	$(327)	$(347)
Capital expenditures	(223)	(201)	(241)	(289)	(314)	(295)	(322)	(340)
Net cash (used in) provided by financing activities	$(213)	$(170)	$(297)	$(45)	$22	$(143)	$105	$(66)
Cash dividends paid	(10)	(10)	(10)	(10)	(10)	(19)	(19)	(19)
Effect of exchange rate changes on cash	$13	$(65)	$(11)	$(1)	$14	$11	$(24)	$9
Net change in cash and cash equivalents	$(1,491)	$375	$(28)	$(180)	$(469)	$16	$240	$(126)

Short-term debt	$72	$20	$26	$12	$168	$94	$88	$42
Long-term debt (including current portion)	5,074	4,998	4,584	4,518	4,574	4,585	4,576	4,572
Cash & cash equivalents	659	1,035	1,030	848	385	402	641	519
Net debt	$4,487	$3,983	$3,580	$3,682	$4,357	$4,277	$4,023	$4,095

Segment Contributions (in millions)
Phosphates	$866	$1,053	$1,041	$926	$806	$917	$820	$698
Potash	404	569	609	592	504	599	616	395
Mosaic Fertilizantes	665	713	1,400	969	698	833	1,388	864
Corporate and Other(c)	(1)	(130)	(122)	34	(108)	(172)	(71)	119
Total net sales	$1,934	$2,205	$2,928	$2,521	$1,900	$2,177	$2,753	$2,076

Phosphates	$78	$142	$170	$83	$44	$(393)	$(70)	$(712)
Potash	92	121	149	149	176	174	148	(452)
Mosaic Fertilizantes	13	17	123	85	27	2	98	5
Corporate and Other(c)	(102)	(84)	(49)	(59)	(45)	(25)	(36)	(36)
Consolidated operating earnings (loss)	$81	$196	$393	$258	$202	$(242)	$140	$(1,195)

Phosphates(d)	1,945	2,302	2,235	1,876	1,790	2,184	2,194	2,011
Potash(d)	1,690	2,364	2,428	2,301	1,861	2,163	2,321	1,499
Mosaic Fertilizantes	1,584	1,846	3,595	2,108	1,528	2,101	3,424	2,192
Corporate and Other	266	348	311	438	249	333	348	538
Total finished product tonnes sold ('000 tonnes)	5,485	6,860	8,569	6,723	5,428	6,781	8,287	6,240
Percent specialty(e)	22%	25%	26%	23%	21%	27%	24%	26%

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$866	$1,053	$1,041	$926	$806	$917	$820	$698
Cost of Goods Sold	769	899	861	775	751	929	839	804
Gross Margin	$97	$154	$180	$151	$55	$(12)	$(19)	$(106)
Notable Items Included in Gross Margin	(15)	(6)	—	—	(9)	(5)	(7)	(16)
Adjusted Gross Margin(b)	$112	$160	$180	$151	$64	$(7)	$(12)	$(90)

SG&A	13	11	11	13	7	7	9	11
Other operating (income) expense(r)	6	1	(1)	55	4	374	42	595

Operating Earnings	$78	$142	$170	$83	$44	$(393)	$(70)	$(712)
Plus: Depreciation, Depletion and Amortization	99	102	101	101	103	105	109	113
Plus: Accretion Expense	9	10	10	8	12	10	12	12
Plus: Foreign Exchange Gain (Loss)	4	1	(1)	7	2	(2)	4	(2)
Plus: Other Income (Expense)	(5)	(3)	(7)	—	1	—	12	—
Plus: Equity in net earnings (loss) of nonconsolidated companies	(4)	1	(2)	(1)	—	(12)	(23)	(25)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	(1)	1	2	(1)	1	5	5	(29)
Plus: Notables Items	16	(1)	8	41	7	371	6	593
Adjusted EBITDA(b)	$198	$251	$277	$240	$168	$74	$45	$8

Capital expenditures	$100	$92	$103	$119	$120	$122	$124	$179
Gross Margin $ / tonne of finished product	$49	$67	$80	$81	$31	$(7)	$(10)	$(52)
Adjusted Gross Margin $ / tonne of finished product	$57	$70	$80	$81	$36	$(5)	$(6)	$(45)
Gross margin as a percent of sales	11%	15%	17%	16%	7%	(1)%	(2)%	(15)%

Freight included in finished goods (in millions)	$77	$100	$92	$86	$74	$91	$86	$94
Idle/Turnaround costs (excluding notable items)	$27	$24	$35	$47	$37	$43	$18	$39

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,295	1,332	1,261	1,059	1,141	1,275	1,311	1,276
Specialty(f)	650	970	974	817	649	909	883	735
Total Finished Product(d)	1,945	2,302	2,235	1,876	1,790	2,184	2,194	2,011

DAP selling price (fob plant)	$386	$399	$413	$416	$373	$345	$310	$266
Average finished product selling price (destination)(g)	$431	$450	$454	$479	$442	$398	$355	$329

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,045	2,081	2,115	2,117	1,992	2,050	2,111	1,924
Operating Rate(i)	84%	86%	87%	87%	82%	85%	87%	79%

Raw Materials
Ammonia used in production (tonnes)	305	307	315	328	299	300	308	272
% manufactured ammonia used in production	19%	19%	18%	15%	16%	20%	15%	4%
Sulfur used in production	963	983	967	939	925	951	985	886
% prilled sulfur used in production	16%	25%	17%	12%	13%	17%	16%	14%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$344	$325	$329	$343	$352	$337	$306	$305
Sulfur (long ton)(k)	$128	$139	$137	$149	$153	$138	$119	$104
Blended rock	$55	$59	$57	$59	$61	$63	$65	$61

Phosphate cash conversion costs, production / tonne	$64	$64	$63	$61	$63	$67	$65	$64
U.S. mined rock costs, cash produced / tonne	$35	$36	$40	$43	$43	$40	$41	$39

MWSPC equity earnings (loss)	$(5)	$1	$(4)	$(1)	$(1)	$(12)	$(23)	$(26)
MWSPC total sales tonnes (DAP/MAP/NPK)	—	—	—	—	—	481	505	623

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$404	$569	$609	$592	$504	$599	$616	$395
Cost of Goods Sold	301	437	448	390	318	418	458	303
Gross Margin	$103	$132	$161	$202	$186	$181	$158	$92
Notable Items Included in Gross Margin	(5)	(4)	—	—	—	—	(12)	(22)
Adjusted Gross Margin(b)	$108	$136	$161	$202	$186	$181	$170	$114

SG&A	8	9	8	10	6	5	6	6
Other operating (income) expense	3	2	4	43	4	2	4	538

Operating Earnings	$92	$121	$149	$149	$176	$174	$148	$(452)
Plus: Depreciation, Depletion and Amortization	76	73	73	80	78	79	63	76
Plus: Accretion Expense	1	1	1	1	1	1	3	2
Plus: Foreign Exchange Gain (Loss)	(30)	(23)	22	(86)	37	26	(20)	27
Plus: Other Income (Expense)	—	—	—	1	1	—	1	—
Plus: Notable Items	35	27	(22)	125	(37)	(26)	20	506
Adjusted EBITDA(b)	$174	$199	$223	$270	$256	$254	$215	$159

Capital expenditures	$104	$80	$98	$148	$140	$130	$153	$117
Gross Margin $ / tonne of finished product	$61	$56	$66	$88	$100	$84	$68	$61
Adjusted Gross Margin $ / tonne of finished product	$64	$58	$66	$88	$100	$84	$73	$76
Gross margin as a percent of sales	25%	23%	26%	34%	37%	30%	26%	23%

Supplemental Cost Information
Canadian resource taxes	$26	$34	$41	$59	$47	$56	$58	$13
Royalties	$8	$9	$10	$12	$11	$11	$9	$7
Brine inflow expenses(s)	$39	$39	$37	$39	$36	$36	$32	$33
Freight(l)	$71	$87	$84	$71	$53	$68	$79	$62
Idle/Turnaround costs (excluding notable items)	$5	$15	$37	$13	$11	$25	$49	$40

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,525	2,125	2,187	2,143	1,729	1,919	2,099	1,313
Specialty(m)	165	239	241	158	132	244	222	186
Total Finished Product(d)	1,690	2,364	2,428	2,301	1,861	2,163	2,321	1,499

Crop Nutrients North America	802	1,004	978	859	543	761	906	625
Crop Nutrients International	714	1,181	1,280	1,300	1,171	1,277	1,283	745
Non-Agricultural	174	179	170	142	147	125	132	129
Total Finished Product(d)	1,690	2,364	2,428	2,301	1,861	2,163	2,321	1,499

MOP selling price (fob mine)	$198	$206	$217	$231	$243	$246	$235	$224
Average finished product selling price (destination)(g)	$239	$241	$251	$257	$271	$277	$266	$264

Production Volumes ('000 tonnes)
Production Volume	2,275	2,151	2,220	2,593	2,254	2,180	1,771	1,663
Operating Rate	87%	82%	85%	99%	86%	83%	67%	63%

MOP cash costs of production including brine / production tonne(n)	$86	$85	$79	$72	$84	$83	$97	$87

MOP cash costs of brine management / production tonne	$15	$16	$14	$13	$13	$14	$15	$14

Average CAD / USD	$1.264	$1.291	$1.307	$1.322	$1.329	$1.338	$1.320	$1.320

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$665	$713	$1,400	$969	$698	$833	$1,388	$864
Cost of Goods Sold	606	660	1,248	851	646	798	1,256	794
Gross Margin	$59	$53	$152	$118	$52	$35	$132	$70
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$59	$53	$152	$118	$52	$35	$132	$70

SG&A	21	26	23	24	22	22	23	34
Other operating (income) expense	25	10	6	9	3	11	11	31

Operating Earnings	$13	$17	$123	$85	$27	$2	$98	$5
Plus: Depreciation, Depletion and Amortization	37	37	36	49	32	32	34	38
Plus: Accretion Expense	2	1	2	2	2	2	1	3
Plus: Foreign Exchange Gain (Loss)	(5)	(57)	(21)	(2)	(9)	(3)	(39)	7
Plus: Other Income (Expense)	—	(1)	(1)	1	(2)	(2)	(2)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	—	—	1	2	—	—	1	1
Plus: Notable Items	21	63	25	5	12	7	35	28
Adjusted EBITDA(b)	$68	$60	$163	$138	$62	$38	$126	$78

Capital expenditures	$18	$29	$40	$61	$53	$41	$43	$46
Gross Margin $ / tonne of finished product	$37	$29	$42	$56	$34	$17	$39	$32
Adjusted Gross Margin $ / tonne of finished product	$37	$29	$42	$56	$34	$17	$39	$32
Gross margin as a percent of sales	9%	7%	11%	12%	8%	4%	10%	8%
Idle/Turnaround costs (excluding notable items)	$5	$23	$25	$6	$15	$36	$28	$16

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	427	636	1,214	570	412	763	846	584
Potash produced in Brazil	99	66	82	75	72	81	88	87
Purchased nutrients for distribution(q)	1,058	1,144	2,299	1,463	1,044	1,257	2,490	1,521
Total Finished Product	1,584	1,846	3,595	2,108	1,528	2,101	3,424	2,192

Brazil MAP price (Brazil production delivered price to third party)	$460	$465	$493	$529	$483	$446	$406	$365
Average finished product selling price (destination)(g)	$420	$386	$389	$460	$457	$396	$405	$394

Production Volumes ('000 tonnes)
MAP	255	254	191	263	249	73	198	275
TSP	158	169	160	178	157	132	45	102
SSP	310	240	344	380	296	280	263	341
DCP	138	129	129	105	107	86	113	105
NPK	—	—	—	—	—	8	41	29
Total phosphate tonnes produced	861	792	824	926	809	579	660	852
MOP	126	30	96	93	80	108	105	134

Phosphate operating rate	81%	67%	75%	82%	72%	56%	62%	79%
Potash operating rate	76%	18%	56%	55%	48%	64%	62%	79%

Realized Costs ($/tonne)
Ammonia/tonne	$407	$368	$333	$404	$410	$378	$375	$332
Sulfur (long ton)	$204	$200	$184	$199	$213	$196	$178	$150

Blended rock		$115		$102		$93		$97		$102		$106		$103		$94

Purchases ('000 tonnes)
DAP/MAP from Mosaic	70		216		97		156		162		301		201		176
MicroEssentials® from Mosaic	182		392		394		90		202		356		294		83
Potash from Mosaic/Canpotex	389		770		841		361		452		558		868		192

Phosphate cash conversion costs in BRL, production / tonne	R$	262	R$	264	R$	268	R$	268	R$	285	R$	379	R$	351	R$	289
Potash cash conversion costs in BRL, production / tonne	R$	567	R$	946	R$	513	R$	651	R$	516	R$	613	R$	665	R$	552
Mined rock costs in BRL, cash produced / tonne	R$	335	R$	335	R$	346	R$	369	R$	344	R$	336	R$	299	R$	342

Average BRL / USD		$3.246		$3.604		$3.955		$3.804		$3.771		$3.920		$3.969		$4.115

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(1)	$(130)	$(122)	$34	$(108)	$(172)	$(71)	$119
Cost of Goods Sold	15	(86)	(125)	39	(125)	(195)	(80)	95
Gross Margin (Loss)	$(16)	$(44)	$3	$(5)	$17	$23	$9	$24
Notable items Included in Gross Margin	(12)	(34)	11	2	25	7	(7)	15
Adjusted Gross Margin (Loss)(b)	$(4)	$(10)	$(8)	$(7)	$(8)	$16	$16	$9

SG&A	52	33	37	43	59	44	40	54
Other operating (income) expense	34	7	15	11	3	4	5	6

Operating Earnings (Loss)	$(102)	$(84)	$(49)	$(59)	$(45)	$(25)	$(36)	$(36)
Plus: Depreciation, Depletion and Amortization	5	5	5	5	5	5	5	6
Plus: Share-Based Compensation Expense	15	7	3	2	15	7	2	5
Plus: Foreign Exchange Gain (Loss)	(1)	—	(2)	2	(7)	—	1	(1)
Plus: Other Income (Expense)	(2)	2	(1)	(2)	(2)	(2)	(2)	(1)
Plus: Equity in net earnings (loss) of nonconsolidated companies	—	—	—	—	—	1	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(1)	(1)	(1)	(2)	(2)	(2)	(2)	(2)
Plus: Notable Items	43	39	2	5	(24)	(5)	8	(14)
Adjusted EBITDA(b)	$(41)	$(30)	$(41)	$(45)	$(56)	$(17)	$(20)	$(43)

Elimination of profit in inventory income (loss) included in COGS	$(8)	$(21)	$(7)	$(7)	$(12)	$13	$28	$9
Unrealized gain (loss) on derivatives included in COGS	$(12)	$(34)	$11	$2	$25	$7	$(6)	$15

Operating Data

Sales volumes ('000 tonnes)	266	348	311	438	249	333	348	538
Average finished product selling price (destination)(g)	$333	$396	$377	$431	$372	$399	$385	$398

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	22	47	47	98	52	89	50
MicroEssentials® from Mosaic	—	8	—	44	38	15	—	22
Potash from Mosaic/Canpotex	240	108	125	278	257	253	180	153

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$31	$(18)	$0.03
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	15	(9)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	13	—	0.03
ARO adjustment	Phosphates	Other operating income (expense)	1	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(41)	(0.11)
Accelerated depreciation	Potash	Cost of goods sold	(22)	17	(0.01)
ARO adjustment	Potash	Other operating income (expense)	(3)	2	—
Asset write-off	Mosaic Fertilizantes	Other operating income (expense)	(4)	3	—
Goodwill impairment	Phosphates	Other operating income (expense)	(589)	80	(1.34)
Inventory lower of cost or market	Phosphates	Cost of goods sold	(14)	9	(0.01)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(31)	19	(0.03)
Colonsay write-off	Potash	Restructuring and other (expense)	(530)	263	(0.71)
Total Notable Items			$(1,135)	$325	$(2.14)
Note: The tax effect of Plant City closure costs includes an income tax component of 23.7%, the goodwill impairment includes an income tax component of 13.5% and the Colonsay write-off includes an income tax component of 49.7%, which are calculated at the rate specific to those earnings.

Q3 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(54)	$16	$(0.10)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(7)	2	(0.01)
Louisiana gypstack costs	Phosphates	Cost of goods sold	(7)	2	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	15	(4)	0.03
ARO adjustment	Phosphates	Other operating income (expense)	(31)	9	(0.06)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(16)	(0.05)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	4	(1)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	13	(4)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(12)	4	(0.02)
Total Notable Items			$(81)	$9	$(0.19)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q2 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$21	$(5)	$0.04
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	7	(2)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(5)	1	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	1	—	—
Plant City closure costs	Phosphates	Other operating income (expense)	(369)	85	(0.73)
ARO adjustment	Phosphates	Other operating income (expense)	(3)	1	(0.01)
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	8	(2)	0.02
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(10)	(0.02)
Total Notable Items			$(347)	$70	$(0.72)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q1 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$23	$(6)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(7)	0.05
Louisiana gypstack costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	11	—	0.03
Total Notable Items			$42	$(9)	$0.09

Q4 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$11	$(0.17)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	—
Integration costs	Corporate and Other	Other operating income (expense)	(6)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(33)	(0.09)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(3)	—	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(30)	4	(0.06)
Asset write-off	Phosphates	Other operating income (expense)	(18)	3	(0.04)
Asset write-off	Potash	Other operating income (expense)	(39)	5	(0.09)
Total Notable Items			$(176)	$(9)	$(0.48)

Q3 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(2)	$—	$—
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	11	(2)	0.02
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Realized loss on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(7)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(29)	(0.08)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(13)	$(28)	$(0.11)

Q2 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$18	$(0.16)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(34)	8	(0.07)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(6)	1	(0.01)
Refinement of inventory costing	Potash	Cost of goods sold	(4)	1	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(6)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	13	0.04
Sales tax refund	Phosphates	Other operating income (expense)	6	(1)	0.01
Total Notable Items			$(128)	$42	$(0.22)

Q1 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$9	$(0.06)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(12)	3	(0.02)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(18)	5	(0.03)
Integration costs	Corporate and Other	Other operating income (expense)	(8)	2	(0.02)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(16)	5	(0.03)
Refinement of inventory costing	Potash	Cost of goods sold	(5)	2	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(15)	4	(0.03)
Realized loss on RCRA Trust securities	Phosphates	Other non-operating income (expense)	(5)	1	(0.01)
Severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	48	0.13
Total Notable Items			$(115)	$80	$(0.09)

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See “Non-GAAP Reconciliations”.

(b)	See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Includes MicroEssentials, K-Mag, Aspire and animal feed finished specialty products as a percentage of Phosphate and Potash segment sales tonnes.

(f)	Includes MicroEssentials and animal feed finished specialty products.

(g)	Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.

(h)	Includes crop nutrient dry concentrates and animal feed ingredients.

(i)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(j)	Amounts are representative of our average ammonia costs in cost of goods sold.

(k)	Amounts are representative of our average sulfur costs in cost of goods sold.

(l)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.

(m)	Includes K-Mag, Aspire and animal feed finished specialty products.

(n)
MOP production cash costs including brine and excluding Canadian resource tax are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

(o)	Includes phosphate and potash crop nutrients and animal feed ingredients.

(p)	Includes $530 million related to the Colonsay write-off in Q4 of 2019.

(q)	Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.

(r)	Includes a loss of $369 million related to costs for the the permanent closure of Plant City in Q2 2019 and $589 million related to the impairment of goodwill in Q4 of 2019.

(s)	Starting in Q3 2019, includes approximately $6 million per quarter of accelerated depreciation included as a notable item.

(t)	Includes intercompany sales.

(u)	Excludes industrial and feed sales.

(v)	Tax impact is based on our expected annual effective tax rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Consolidated Net Income (Loss)	$42	$68	$247	$112	$131	$(233)	$(44)	$(921)
Less: Consolidated Interest Expense, Net	(49)	(45)	(41)	(31)	(47)	(46)	(43)	(47)
Plus: Consolidated Depreciation, Depletion & Amortization	217	217	215	235	218	221	211	233
Plus: Accretion Expense	12	12	13	11	15	13	16	14
Plus: Share-Based Compensation Expense	15	7	3	2	15	7	2	5
Plus: Consolidated Provision for (Benefit from) Income Taxes	(50)	4	91	33	46	(52)	69	(289)
Plus: Notable Items	115	128	13	176	(42)	347	69	1,113
Consolidated Adjusted EBITDA	$399	$480	$622	$603	$430	$349	$366	$202

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.